UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 03, 2026

Palmer Square Capital BDC Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01334	84-3665200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas	66205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 816 994-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2026, the Board of Directors (the “Board”) of Palmer Square Capital BDC Inc. (the “Company”) unanimously appointed Ben Wiesenfeld as Chief Compliance Officer (“CCO”) of the Company, effective immediately, succeeding Scott Betz in such role. In connection with Mr. Wiesenfeld’s appointment, Mr. Betz will continue to serve as an officer of the Company in the role of Chief Operating Officer, effective August 3, 2026.

Mr. Betz, 48, has served as the Company’s Chief Operating Officer since 2019 and previously served as Chief Compliance Officer of Palmer Square Capital Management LLC (“PSCM”) from March 2018 to March 2021. Prior to joining PSCM in March 2018, Mr. Betz worked for over 14 years at Scout Investments, most recently as Chief Operating Officer, Chief Compliance Officer and Treasurer. Prior to joining Scout Investments, Mr. Betz worked for over six years at UMB Bank as a Performance Measurement Specialist and subsequently as Investment Technology Officer. Mr. Betz received an MBA degree and a BA degree in Political Science from the University of Missouri-Kansas City.

Mr. Wiesenfeld, 48, has served as the Chief Compliance Officer and General Counsel of PSCM since 2025. Prior to joining the Company, Mr. Wiesenfeld served as Chief Compliance Officer, Funds and Broker-Dealer, at Pacific Life Insurance Company from June 2020 to November 2025. Mr. Wiesenfeld received his Juris Doctor (J.D.) degree from the University of Denver – Sturm College of Law and a BA degree in Political Science from the University of Wisconsin-Madison.

There are no arrangements or understandings between Mr. Wiesenfeld or Mr. Betz and any other persons pursuant to which Mr. Wiesenfeld has been selected as Chief Compliance Officer, or Mr. Betz has been appointed as Chief Operating Officer, of the Company that would require disclosure under Item 401(b) of Regulation S-K. Neither Mr. Wiesenfeld nor Mr. Betz has any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no current or proposed transactions between the Company and Mr. Wiesenfeld or Mr. Betz or their respective immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Palmer Square Capital BDC Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMER SQUARE CAPITAL BDC INC.

Date: August 7, 2026	By:	/s/ Jeffrey D. Fox
Jeffrey D. Fox, Chief Financial Officer

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